SECURITIES AND EXCHANGE COMMISSION

                   Washington, D.C.  20549


                 ___________________________

                          FORM 8-K

                       CURRENT REPORT

           PURSUANT TO SECTION 13 OR 15 (d) OF THE

               SECURITIES EXCHANGE ACT OF 1934

 Date of Report (Date of earliest event reported)  December
                          25, 1996

          Equivantage Home Equity Loan Trust 1996-4
   (Exact name of registrant as specified in its charter)

New York                               33-99364
Applied For
(State or other jurisdiction       (Commission
(IRS Employer
of incorporation or           File Number)
Identification
organization)                                     Number)


c/o Equivantage Acceptance Corp.
Attention: John Smith
13111 Northwest Freeway
Houston, Texas                          _______77040_____
(Address of principal executive offices)
(Zip Code)

Registrant's telephone number including area code      (713)
895-1957


          Equivantage Home Equity Loan Trust 1996-4
                          Form 8-K
                            INDEX


                                             Page Number

     Item 5.        Other Events
3

     Item 7.        Financial Statements and Exhibits
3

SIGNATURES                                        4

INDEX OF EXHIBITS                                 5






ITEM 5. OTHER EVENTS

The Equivantage Home Equity Loan Trust 1996-4 makes monthly remittances to security holders. The latest remittance was made December 25, 1996. We have furnished a monthly remittance statement delivered to the trustee with security holder payment instructions.


Monthly Remittance
Statement...................................................
 ......Exhibit 21.1

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     Exhibits

     21.1 Monthly Remittance Statement dated as of December
25, 1996.





                         SIGNATURES

     Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                         Equivantage Home Equity Loan Trust
1996-4
                         (Registrant)

                         By:  Equivantage Acceptance Corp
                              (as Sponsor)


                         Name:     John E. Smith

                         Title:    President



                      INDEX OF EXHIBITS


                                        Page of Sequentially
                                        Numbered Pages


21.1 Monthly Remittance Statement dated                6-14
     as of December 25, 1996.



Exhibit 21.1 Page 6

EquiVantage Home Equity Loan Trust, Series 1996-04
Norwest Bank Minnesota, N.A.
Contact:                         Sandro Bonacci
Securities Administration Services
Reporting   Month:      November 1996
Phone:                           (410) 884-2080
11000 Broken Land Parkway
Distribution Date:  December 26, 1996
InvestorDirect:                  (800) 605-4167
Columbia, MD 21044-7800


Series Structure Summary


Aggregate Realized                             Aggregate
Ending
         Class
Original Principal                     Losses Principal
Aggregate Interest      Undistributed      Principal
Class    Description    Principal Type   Interest Type
Balance Pass Through Rate  Balance Reduction
Shortfall          Principal         Factor
____________________________________________________________
____________________________________________________________
_______________________________________________
A        Senior         Pass Through     Variable
80,000,000.00       6.75000000%               0.00
0.00               0.00   0.9924352841
B        Subordinate    Support          Accretion
24,426.13       3.86087152%               0.00
70.93               0.00  11.5378580234
RU       Residual       Residual         Residual
0.00       0.00000000%               0.00               0.00
0.00   0.0000000000
RL       Residual       Residual         Residual
0.00       0.00000000%               0.00               0.00
0.00   0.0000000000
____________________________________________________________
____________________________________________________________
_______________________________________________
Totals
80,024,426.13                                 0.00
70.93               0.00   0.9956540997

Exhibit 21.1 Page 7

                                             EquiVantage
Home Equity Loan Trust, Series 1996-04
Norwest Bank Minnesota, N.A.
Contact:                         Sandro Bonacci
Securities Administration Services
Reporting   Month:      November 1996                Phone:
(410) 884-2080
11000 Broken Land Parkway
Distribution Date:  December 26, 1996
InvestorDirect:                  (800) 605-4167
Columbia, MD 21044-7800


Class Distribution Summary


Beginning
Principal             Ending
                              Pass Through
Principal     Total Interest    Total Principal
Balance          Principal              Total
Class      Record Date                Rate
Balance       Distribution       Distribution
Reduction            Balance       Distribution
____________________________________________________________
____________________________________________________________
____________________________________
A          11/29/1996          6.75000000%
80,000,000.00         450,000.00         605,177.27
257,391.43      79,394,822.73       1,055,177.27
B          11/29/1996          3.86087152%
24,426.13               0.00               0.00
(257,320.50)         281,825.22               0.00
RU         11/29/1996          0.00000000%
0.00               0.00               0.00
0.00               0.00               0.00
RL         11/29/1996          0.00000000%
0.00               0.00               0.00
0.00               0.00               0.00
____________________________________________________________
____________________________________________________________
____________________________________
Totals
80,024,426.13         450,000.00         605,177.27
70.93      79,676,647.95       1,055,177.27

Exhibit 21.1 Page 8

                                         EquiVantage Home
Equity Loan Trust, Series 1996-04
Norwest Bank Minnesota, N.A.
Contact:                         Sandro Bonacci
Securities Administration Services              Reporting
Month:      November 1996             Phone:
(410) 884-2080
11000 Broken Land Parkway                       Distribution
Date:  December 26, 1996             InvestorDirect:
(800) 605-4167
Columbia, MD 21044-7800

                                          Class Distribution
Per 1,000 of Original Balance


Total Other
                                                       Total
Interest       Scheduled       Principal Total Principal
Principal          Ending

Distribution       Principal    Distribution    Distribution
Balance       Principal
Class            Cusip               Original Balance
Factor          Factor          Factor          Factor
Reduction          Factor
____________________________________________________________
____________________________________________________________
_____________________________
A                29476YAP4              80,000,000.00
5.62500000      0.62479500      3.72243225      7.56471588
3.21739288    0.9924352841
B                N/A                        24,426.13
0.00000000      0.00000000      0.00000000      0.00000000
11.5378580234
RU               N/A                             0.00
N/A             N/A             N/A             N/A
N/A             N/A
RL               N/A                             0.00
N/A             N/A             N/A             N/A
N/A             N/A
____________________________________________________________
____________________________________________________________
_____________________________
Totals                                  80,024,426.13
0.9956540997


Exhibit 21.1 Page 9

                                                 EquiVantage
Home Equity Loan Trust, Series 1996-04
Norwest Bank Minnesota, N.A.
Contact:                         Sandro Bonacci
Securities Administration Services
Reporting   Month:      November 1996
Phone:                           (410) 884-2080
11000 Broken Land Parkway
Distribution Date:  December 26, 1996
InvestorDirect:                  (800) 605-4167
Columbia, MD 21044-7800


Class Principal Distribution

                   Beginning
Principal           Ending          Current
                   Principal        Scheduled
Unscheduled                             Other  Total
Principal          Balance        Principal    Undistributed
Class                Balance        Principal
Principal        Accretion        Principal     Distribution
Reduction*          Balance        Principal
____________________________________________________________
____________________________________________________________
____________________________________________
A              80,000,000.00        49,983.60
297,794.58       257,399.09             0.00
605,177.27       257,391.43    79,394,822.73
0.00
B                  24,426.13             0.00
0.00     (257,470.02)             0.00             0.00
(257,320.50)       281,825.22             0.00
RU                      0.00             0.00
0.00             0.00             0.00             0.00
0.00             0.00             0.00
RL                      0.00             0.00
0.00             0.00             0.00             0.00
0.00             0.00             0.00
____________________________________________________________
____________________________________________________________
____________________________________________
Totals         80,024,426.13        49,983.60
297,794.58          (70.93)             0.00
605,177.27            70.93    79,676,647.95
0.00


Exhibit 21.1 Page 10

                                                 EquiVantage
Home Equity Loan Trust, Series 1996-04
Norwest Bank Minnesota, N.A.
Contact:                         Sandro Bonacci
Securities Administration Services
Reporting   Month:      November 1996
Phone:                           (410) 884-2080
11000 Broken Land Parkway
Distribution Date:  December 26, 1996
InvestorDirect:                  (800) 605-4167
Columbia, MD 21044-7800


Class Interest Distribution

                                     Beginning
Negative                            Ending
                                    Principal/
Interest                                       Amortization
Principal/
                                      Notional
Interest       Shortfall/                             Other
Interest   Total Interest         Notional
Class       Pass-Through Rate          Balance
Accrual       (Recovery)        Accretion         Interest
Reduction     Distribution          Balance
____________________________________________________________
____________________________________________________________
_____________________________________________
A                 6.75000000%   160,000,000.00
450,000.00             0.00             0.00
0.00             0.00       450,000.00    79,394,822.73
B                 3.86087152%    80,024,426.13
257,470.02             0.00       257,470.02
0.00             0.00             0.00    79,676,647.95
RU                0.00000000%             0.00
0.00             0.00             0.00             0.00
0.00             0.00             0.00
RL                0.00000000%             0.00
0.00             0.00             0.00             0.00
0.00             0.00             0.00
____________________________________________________________
____________________________________________________________
_____________________________________________
Totals
707,470.02             0.00       257,470.02
0.00             0.00       450,000.00

Exhibit 21.1 Page 11


EquiVantage Home Equity Loan Trust, Series 1996-04
Norwest Bank Minnesota, N.A.
Contact:                         Sandro Bonacci
Securities Administration Services
Reporting   Month:      November 1996
Phone:                           (410) 884-2080
11000 Broken Land Parkway
Distribution Date:  December 26, 1996
InvestorDirect:                  (800) 605-4167
Columbia, MD 21044-7800


Fund Account Summary

____________________________________________________________
____________________________________________________________
______________________________________________________

Proceeds Account
   Beginning Balance
0.00

   DEPOSITS:
WITHDRAWALS:
    Interest Net of Servicing Fee                 719,940.76
Interest Payments                                450,000.00
    Scheduled Principal                            49,983.60
Scheduled Principal Payment                       49,983.60
    Other Principal                               297,794.58
Other Principal Payments                         555,193.67
    Negative Amortization                               0.00
Reserve Fund 1                                         0.00
    Deposits from Reserve Fund                          0.00
Fees and Expenses                                 12,541.67
    Gain/Loss Adjustment                                0.00
Other Withdrawals                                      0.00
    Other Deposits                                      0.00

   Total Deposit
1,067,718.94                Total Withdrawals
1,067,718.94


Ending Balance
0.00

Exhibit 21.1 Page 12


EquiVantage Home Equity Loan Trust, Series 1996-04
Norwest Bank Minnesota, N.A.
Contact:                         Sandro Bonacci
Securities Administration Services
Reporting   Month:      November 1996
Phone:                           (410) 884-2080
11000 Broken Land Parkway
Distribution Date:  December 26, 1996
InvestorDirect:                  (800) 605-4167
Columbia, MD 21044-7800


Loss/Delinquency Detail

                  Current         Current         Current
Current           Total       Aggregate       Aggregate
Aggregate       Aggregate           Total
                    Fraud      Bankruptcy  Special Hazard
Credit         Current           Fraud      Bankruptcy
Special Hazard          Credit       Aggregate
Pool #             Losses          Losses          Losses
Losses          Losses          Losses          Losses
Losses          Losses          Losses
____________________________________________________________
____________________________________________________________
_________________________________________________

X                    0.00            0.00            0.00
0.00            0.00            0.00            0.00
0.00            0.00            0.00
____________________________________________________________
____________________________________________________________
_________________________________________________
Totals               0.00            0.00            0.00
0.00            0.00            0.00            0.00
0.00            0.00            0.00





____________________________________________________________
____________________________________________________________
________________________________________
             30  Days  Delinquent    60  Days  Delinquent
90  Days  Delinquent             Foreclosures
REO's                      Totals
               Number       Balance    Number       Balance
Number       Balance    Number       Balance    Number
Balance    Number            Balance
X                   4    177,625.00         1     28,000.00
0          0.00         0          0.00         0
0.00         5         205,625.00
                    4    177,625.00         1     28,000.00
0          0.00         0          0.00         0
0.00         5         205,625.00
____________________________________________________________
____________________________________________________________
________________________________________
Totals              8    355,250.00         2     56,000.00
0          0.00         0          0.00         0
0.00        10         411,250.00


Exhibit 21.1 Page 13

                                          EquiVantage Home
Equity Loan Trust, Series 1996-04
Norwest Bank Minnesota, N.A.
Contact:                         Sandro Bonacci
Securities Administration Services               Reporting
Month:      November 1996              Phone:
(410) 884-2080
11000 Broken Land Parkway
Distribution Date:  December 26, 1996
InvestorDirect:                  (800) 605-4167
Columbia, MD 21044-7800


Collateral Summary


Total|              Pool X

____________________________________________________________
_____________________________________________
Monthly P&I Constant
776,910.46|          776,910.46

|
Positive Amortization
49,983.60|           49,983.60
Negative Amortization
0.00|                0.00
Regular Curtailments
2,629.04|            2,629.04
Regular Curtailment Interest
0.00|                0.00
Prepaid Curtailments
0.00|                0.00
Prepaid Curtailment Interest
0.00|                0.00
Liquidations
295,165.54|          295,165.54
Principal Adjustments
0.00|                0.00
   Total Principal Trust Distribution
347,778.18|          347,778.18

|
Scheduled Interest
726,926.86|          726,926.86
Servicing Fee
6,986.10|            6,986.10
Master Servicing Fee
1,875.00|            1,875.00
Spread
0.00|                0.00
     Total Pass-Through Interest
707,399.09|          707,399.09

|
Beginning Balance
80,024,426.13|       80,024,426.13
Ending Balance
79,676,647.95|       79,676,647.95
Gross P&I Distribution
1,067,718.94|        1,067,718.94
Realized Losses/(Gains)
0.00|                0.00
Net P&I Trust Distribution
1,067,718.94|        1,067,718.94

|
Beginning Loan Count
1335|                1335
Number of Loan Payoffs
5|                   5
Ending Loan Count
1330|                1330

|
Weighted Average Maturity
0.0000000000|        0.0000000000
Weighted Average Gross Rate
10.900574660%|       10.900574664%
Weighted Average Net Rate
10.795815140%|       10.795815144%
Weighted Average Pass-Through Rate
10.610871520%|       10.610871516%
Weighted Average Margin
0.000000000%|        0.000000000%

|
Advances on Delinquencies
|
  Current Period Principal
0.00|                0.00
  Current Period Interest
573,979.86|          573,979.86

Exhibit 21.1 Page 14

                                                EquiVantage
Home Equity Loan Trust, Series 1996-04
Norwest Bank Minnesota, N.A.
Contact:                         Sandro Bonacci
Securities Administration Services
Reporting   Month:      November 1996
Phone:                           (410) 884-2080
11000 Broken Land Parkway
Distribution Date:  December 26, 1996
InvestorDirect:                  (800) 605-4167
Columbia, MD 21044-7800


Credit Enhancement Summary


Initial         Current         Current
Current         Current            Current

Coverage          Period          Period      Cumulative
Coverage        Coverage               Pool
Type/Purpose
Amount          Losses       Additions          Losses
Percentage          Amount            Balance
____________________________________________________________
____________________________________________________________
___________________________________________
Subordination
24,426.13            0.00    (257,320.50)            0.00
0.35371119%      281,825.22      79,676,647.95





                             Principal
                          Distribution
Scheduled   Unscheduled
                                Amount    Percentage
Payment       Payment

___________________________________________________________
Senior                      347,778.18 100.00000000%
100.00000000% 100.00000000%
Subordinate                       0.00   0.00000000%
0.00000000%   0.00000000%